SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 20, 2002

Northrop Grumman Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16411	95-4840775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Century Park East, Los Angeles, California 90067            www.northropgrumman.com

(Address of Principal Executive Offices and internet site)

(310) 553-6262

(Registrant's telephone number, including area code)

Item 5.  Other Events.

On December 20, 2002, Northrop Grumman Corporation, a Delaware corporation (“Northrop Grumman”), BCP Acquisition Company L.L.C., a Delaware limited liability company (“BCP”), TRW Inc., an Ohio corporation (“TRW”), and TRW Automotive Inc., a Delaware corporation (“TAI”), executed Amendment No.1 (the “Amendment”) to the Master Purchase Agreement, between Northrop Grumman and BCP, dated as of November 18, 2002 and filed as an exhibit to the Current Report on Form 8-K filed by Northrop Grumman on November 19, 2002 (the “Master Purchase Agreement”). The Amendment provides for TRW and TAI to become parties to the Master Purchase Agreement. A copy of the Amendment is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Amendment No. 1 to the Master Purchase Agreement, dated December 20, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of December 23, 2002.

NORTHROP GRUMMAN CORPORATION

By:	/s/ JOHN H. MULLAN
John H. Mullan Corporate Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment No. 1 to the Master Purchase Agreement, dated December 20, 2002.